JPMORGAN TRUST I

JPMorgan Prime Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Class B Shares)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 15, 2015

to the Prospectus, Summary Prospectuses and

Statement of Additional Information dated July 1, 2014, as supplemented

Accelerated Conversion of Class B Shares to Morgan Shares. The Board of Trustees of the J.P. Morgan Funds has approved the automatic conversion of the Funds’ Class B Shares into Morgan Shares on or about June 19, 2015 (the “Conversion Date”) , notwithstanding the conversion schedule set forth in each prospectus that indicates a later date. On the Conversion Date, all Class B Shares of the Funds will automatically convert to Morgan Shares of the same Fund. No contingent deferred sales charges will be assessed in connection with this automatic conversion. This automatic conversion is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors. As of the Conversion Date, all references to Class B Shares of the Funds in the Prospectus, Summary Prospectuses and Statement of Additional Information are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS,

SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MMKT-CLASSB-515